UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF

THE SECURITIES EXCHANGE ACT OF 1934

January 24, 2008

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800

(Address, including zip code and telephone number, including area code, or registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective January 24, 2008, the Board of Directors of Gallagher (the Board) voted to approve and adopt the Amended and Restated Bylaws of Gallagher (the Amended and Restated Bylaws). The following is a summary of the changes effected by the Amended and Restated Bylaws. All section number references are to sections in the Amended and Restated Bylaws.

Sections 2.1, 2.3, 2.5, 2.6, 2.8, 2.9 and 2.11

The Amended and Restated Bylaws provide that the Board may determine that stockholder meetings may be held solely by means of remote communication and not at a physical location.

Sections 2.2 and 3.3

The Amended and Restated Bylaws require that directors be elected only by the affirmative vote of a majority of votes cast. If the number of nominees for director exceeds the number of directors to be elected at the meeting, each of the directors will be elected by a plurality of votes cast.

Sections 6.1 and 6.5

The Amended and Restated Bylaws explicitly provide that shares of Gallagher’s stock may be certificated or uncertificated, and that uncertificated shares may be transferred upon receipt of transfer instructions. These revised provisions clarify Gallagher’s authority to issue uncertificated shares of stock and thereby ensure Gallagher’s compliance with Section 501.00 of the Listed Company Manual of the New York Stock Exchange.

Section 10.1

The Amended and Restated Bylaws conform the latter portion of the provision regarding amendments to the Bylaws to require notice of the alteration, amendment, repeal or adoption of new Bylaws in the notice of the regular or special meeting, as applicable. This change clarified the existing notice requirement in this provision.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of Gallagher’s Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference. For a complete understanding, the Amended and Restated Bylaws should be read in their entirety.

Item 9.01.	Financial Statements and Exhibits

Exhibit Index

3.2	Amended and Restated By-Laws of Arthur J. Gallagher & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: January 30, 2008	/s/ Walter D. Bay
Walter D. Bay Vice President, General Counsel and Secretary (duly authorized officer)

Arthur J. Gallagher & Co.

Current Report On Form 8-K

Exhibit Index

Exhibit No.	Description
3.2	Amended and Restated By-Laws of Arthur J. Gallagher & Co.